UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        January 14, 2005
         Date of Report (Date of earliest event reported)



                         IDI Global, Inc.
(Exact name of small business issuer as specified in its charter)

         Nevada                   000-30245                  87-0617040
(State of incorporation)     (Commission file No.)       (I.R.S. Employer
                               Identification No.)

               462 East 800 North, Orem, Utah 84097
             (Address of principal executive offices)

                          (801) 224-4444 (Issuer's telephone number)


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01  Entry into a Material Definitive Agreement

         On January 14, 2004, the Company and its wholly owned subsidiary, IDI Small Business, Inc., a Utah corporation ("IDISB" and, together with the Company, "IDI") entered into an Asset Purchase Agreement (the "Purchase Agreement") with Mentoring of America, LLC, a Utah limited liability company ("Mentoring"), and HG Marketing, Inc., a Nevada corporation ("HG" and, together with Mentoring, the "Mentoring Parties"), pursuant to which HG agreed to sell to IDISB certain assets and rights (the "Assets") used in the operation of a call center business located in St. George, Utah.

         The Mentoring Parties previously used the Assets in connection with the operation of an outbound telemarketing business. The Company intends to use the Assets in the same fashion in connection with its own operations (the "IDISB Call Center").

         Under the terms of the Purchase Agreement, the Company paid HG consideration as follows:

                  (a) The assumption of certain liabilities of the IDISB Call Center;

                  (b)      $1,800,000 in cash;

                  (c) The number of shares of the Company's restricted common stock equal to the quotient of (i) the tax basis of the Mentoring Parties in the Assets as will be determined by the Mentoring Parties by January 24, 2005, divided by (ii) $0.505 (the "Initial Shares");

                  (d) Warrants (the "IDI Warrants") to purchase 2,500,000 shares of IDI common stock which have a term beginning on January 14, 2005 and ending on the second anniversary of the date that they first become exercisable. 500,000 of the IDI Warrants shall become exercisable on each of March 31 of each of 2008, 2009, 2010, 2011 and 2012 at an exercise price of $0.80, $1.05, $1.30, $1.55 and $1.80 respectively;
                           and

                  (e) 4,356,436 shares of restricted common stock ("IDI Common Stock"), such shares to be deposited with and remain in an escrow account to be established as soon as reasonably possible after January 14, 2005.

         The IDI Common Stock shall be released from escrow based on net income of the IDISB Call Center during (i) the period January 1, 2005 to December 31, 2005 ("Year One"), (ii) the period January 1, 2006 to December 31, 2006 ("Year Two") and (iii) the three month periods ending June 30, 2005, September 30, 2005, December 31, 2005, March 31, 2006, June 30, 2006, and September 30, 2006
(each a "Measurement Quarter"); provided, that the Year One Target (as defined below) has been achieved before the first day of any Measurement Quarter. The IDI Common Stock may be released as follows:

                  (a) If the net income of the IDISB Call Center for Year One is greater than or equal to $1,800,000 (the "Year One Target"), then a number of shares of IDI Common Stock equal to the sum of (x) 1,386,139 plus (y) the quotient obtained by dividing (i) net income of the IDISB Call Center for Year One minus $1,800,000 by (ii) $0.505 shall be released from escrow, but reduced by the number of shares of IDI Common Stock released pursuant to the following subparagraph for any Measurement Quarter ending in 2005. If the net income of the IDISB Call Center for Year One is less than $1,800,000 then no shares of IDI Common Stock shall be released from escrow and the number of shares of IDI Common Stock which is the quotient of $400,000 divided by the 30 day average price of the Company's common stock (the "Trailing Price") shall be permanently forfeited from the escrow and returned to the Company and cancelled.

                  (b) If after the Year One Target has been achieved, net income of the IDISB Call Center for the applicable Measurement Quarter is equal to or greater than $450,000 then a number of shares of IDI Common Stock equal to the sum of (x) 891,089 plus (y) the product of (A) 1.5 and (B) the quotient obtained by dividing (i) net income of the IDISB Call Center for the Measurement Quarter minus $450,000 by (ii) $0.505 shall be released from escrow. If net income of the IDISB Call Center for the Measurement Period is less than $450,000 then no shares shall be released from escrow.

                  (c) If the Year One Target has been achieved and the Net Income of the IDISB Call Center for Year Two is greater than or equal to $1,800,000, then, a number of shares of IDI Common Stock equal to the lesser of (x) 1,386,139 and (y) the shares remaining in escrow. If the net income of the IDISB Call Center for Year Two is less than $1,800,000 then no shares of IDI Common Stock shall be released from escrow and all shares then remaining in escrow shall be permanently forfeited from the escrow, returned to the Company and cancelled.

         At Mentoring's option Mentoring may require IDI (A) to repurchase (the "Year One Put Right") shares of IDI Common Stock released with a value of up to $700,000 and (B) to repurchase (the "Year Two Put Right"; and, together with the Year One Put Right, the "Put Rights") shares of IDI Common Stock released with a value of up to $1,100,000. IDI's obligation to purchase IDI Common Stock shall be limited to the then available balance in a reserve fund to be established by IDISB.

         IDISB shall fund the reserve for the Year One Put Right at a rate of $58,333 during each calendar month of 2005, but only for those months in 2005 in which HG pays IDISB the full amount due under the Outsource Agreement. The reserve to establish the Year One Put Right shall be released to IDISB on a dollar-for-dollar basis to the extent the Year One Put Right is not exercised. IDI shall establish a reserve to fund the Year Two Put Right at a rate of $91,666 during each calendar month of 2006, but only for those months in 2006 in which HG pays IDISB the full amount due under the Outsource Agreement as (defined below). The reserve to establish the Year Two Put Right shall be released to IDISB on a dollar-for-dollar basis to the extent the Year Two Put Right is not exercised.

         Mentoring may exercise the Put Right in full if (A) net income paid to the Company under the Outsource Agreement is at least $150,000 per month for each month of the Initial Term of the Outsource Agreement and (B) HG timely supplies the accounting and financial information, prepared in accordance with GAAP, required under the Outsource Agreement, and either (X) the Trailing Price is less than $0.505 per share or (Y) the Company is in material breach of its obligations under the Purchase Agreement.

         The Company also entered into a Registration Rights Agreement dated January 21, 2005 with the Mentoring Parties pursuant to which the Company agreed to file a registration statement with the United States Securities and Exchange Commission on or before November 15, 2005, covering the IDI Common Stock, the Initial Shares, and the common stock underlying the IDI Warrants.

         IDI and the Mentoring Parties also entered into an Outsource Marketing and Lead Generation Agreement (the "Outsource Agreement") dated January 14, 2005 under which HG agreed to provide certain management services for the operation of the IDISB Call Center. The term of the Outsource Agreement is for seven years.

         Under the Outsource Agreement, HG shall provide call center management services to the IDISB Call Center consisting of management and training of staff, management of the IDISB Call Center infrastructure and such other services as are reasonably necessary to manage the day-to-day operations of the IDISB Call Center.

         During each calendar month of the first two years of the Outsource Agreement (the "Initial Term"), HG is obligated to use commercially reasonable efforts to generate revenue and manage the operations of the IDISB Call Center such that it generates at least $150,000 of net income per month. During the remaining years of the Outsource Agreement (the "Remainder Term"), HG has agreed to use commercially reasonable efforts to manage the IDISB Call Center such that it generates annual gross revenue at least equal to the average annual gross revenue generated during the Initial Term. As compensation for its services under the Outsource Agreement, during the Initial Term IDISB has agreed to pay HG an amount equal to the difference between (i) the gross revenue of the IDISB Call Center and (ii) the net income of the IDISB Call Center; provided, that the net income per month during the Initial Term shall be no less than $150,000. During the Remainder Term, IDISB shall pay HG a monthly amount equal to the difference between (i) the gross revenue of the IDISB Call Center and (ii) one-third of the net income of the IDISB Call Center.

                            SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                     IDI GLOBAL, INC.





Date:   January 19, 2004         By: /s/ Kevin R. Griffith
                                    ---------------------------------------
                                     Kevin R. Griffith
                                     President